EXHIBIT 10.24

                                    AGREEMENT

      This AGREEMENT (this "Agreement") is made as of_____ __, 2005, by and among BigString Corporation (the "Company"), a Delaware corporation, with offices located at 2150 Highway 35, Suite 250, Sea Girt, New Jersey 08750, and each of the Company's stockholders listed on the signature page hereto (collectively, the "Selling Stockholders").

      WHEREAS, the Company is obligated under existing registration rights agreements to register under applicable federal securities laws shares of its common stock, par value $.0001 per share ("Common Stock"), held by certain of its stockholders;

      WHEREAS, to comply with its obligation to register shares of Common Stock for certain of its stockholders, the Company has filed a registration statement on Form SB-2 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC");

      WHEREAS, there is currently no public market for the Company's Common Stock, and, therefore, no established per share market price; and

      WHEREAS, to facilitate the registration and sale of the shares of Common Stock by the Selling Stockholders (the "Offering"), each of the Selling Stockholders agrees to establish a per share offering price to remain in effect for the specified period provided herein;

      NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

      1. Per Share Price. The shares of Common Stock included in the Registration Statement filed by the Company with the SEC and to be offered for sale in the Offering, shall be offered by the Selling Stockholders and/or their registered representatives at a per share price of $0.48 until the earlier of
(a) ninety days following the date of the prospectus contained in the Registration Statement, or (b) the inclusion of the Common Stock on the NASDAQ Over-the-Counter Bulletin Board Trading System. Thereafter, shares of Common Stock may be offered by the Selling Stockholders from time to time through public and private transactions at prevailing market prices or at privately negotiated prices.

      2. Representations and Warranties. Each of the Selling Shareholders represents and warrants that the following are true and correct to the best of his, her or its knowledge on the date hereof.

            a. Selling Shareholder is the owner of the shares of Common Stock set forth next to his, her or its name.

            b. Selling Shareholder has the full right and authority to execute this Agreement.

            c. There are no actions, suits or proceedings pending, or threatened, against the Selling Shareholder which may adversely affect the shares of Common Stock being

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registered under the Registration Statement for the benefit of the Selling
Shareholder, at law or in equity.

            d. There are no attachments, executions, assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending, contemplated or threatened against the Selling Shareholder.

            e. There are no existing or pending contracts of sale, options to purchase or rights of first refusal with respect to the shares of Common Stock being registered under the Registration Statement for the benefit of the Selling Shareholder.

      3. Remedies. In the event that any Selling Stockholder shall at any time attempt to sell his, her or its shares of Common Stock included in the Registration Statement in violation of the terms of this Agreement, then the Company shall, in addition to all available rights and remedies at law and in equity, be entitled to (a) a decree or restraining order, preventing the Selling Stockholder from transferring the Common Stock, and (b) repurchase the shares of Common Stock to be transferred in violation of this Agreement for $0.48 per share; it being hereby acknowledged and agreed that damages at law will be an inadequate remedy for a breach or threatened breach of the provisions set forth in this Agreement.

      4. Termination. This Agreement and all restrictions on the Common Stock held by the Selling Stockholders created hereunder shall terminate with respect to each Selling Stockholder upon the first to occur of the following: (a) the bankruptcy or dissolution of the Company; (b) at such time as the Selling Stockholder ceases to hold any shares of Common Stock subject to this Agreement, or (c) one year from the date of the prospectus included as part of the Registration Statement.

      5. Miscellaneous.

      a. Governing Law and Venue. This Agreement is to be construed and interpreted in accordance with the laws of the State of New Jersey, without regard to its provisions concerning conflict of laws. Any dispute or controversy concerning or relating to this Agreement shall be exclusively resolved in the courts of the State of New Jersey located in Monmouth County, New Jersey, and in the federal courts of the United States of America located in the State of New Jersey. Each of the parties hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of New Jersey located in Monmouth County, New Jersey and the federal courts of the United States of America located in the State of New Jersey..

      b. Captions and Headings. Captions and headings used herein are for reference only and are in no way to be deemed to define, limit, explain or amplify any provisions hereof.

      c. Entire Agreement. This Agreement represents the entire agreement and understanding between the parties hereto and no oral or written representations or promises have been made with respect thereto.

      d. No Oral Changes. This Agreement may not be altered or modified orally, but only by a written agreement executed by the parties hereto.


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      e. Construction. When the context of this Agreement so requires, nouns appearing in the singular are to have the same effect as if used in the plural and vice versa, and the proper gender is to be attributed to all pronouns.

      f. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be considered an original and all of which shall constitute one and the same instrument, notwithstanding that all parties are not signatories to the same counterpart.

      g. Binding. This Agreement is binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      h. Waiver. No waiver by any party or any failure of, or refusal by, the other parties to comply with their obligations under this Agreement are to be deemed a waiver of any other or subsequent failure or refusal to so comply.

      IN WITNESS WHEREOF, the parties hereto have entered into this Agreement on the date first above written.

                                        BIGSTRING CORPORATION


                                    By: ________________________________________
                                  Name: Darin M. Myman
                                 Title: President and Chief Executive Officer

                                                            Number of Shares of
                                                                Common Stock
                    Signatures                                Being Registered
                    ----------                              -------------------


                                                                   430,313
---------------------------------------------------              ---------
AJW Offshore, Ltd.


                                                                   299,531
---------------------------------------------------              ---------
AJW Partners, LLC


                                                                   101,250
---------------------------------------------------              ---------
AJW Qualified Partners, LLC


                                                                   125,000
---------------------------------------------------              ---------
David M. Adredge

                                                            Number of Shares of
                                                                Common Stock
                    Signatures                                Being Registered
                    ----------                              -------------------


                                                                 1,250,000
---------------------------------------------------              ---------
David A. Arledge


                                                                   600,000
---------------------------------------------------              ---------
Susan Baran


                                                                   312,500
---------------------------------------------------              ---------
Jeffrey M. Barber            JoAnn Barber


                                                                   375,000
---------------------------------------------------              ---------
Nicholas Codispoti


                                                                   375,000
---------------------------------------------------              ---------
Nicholas Codispoti
(shares held in IRA)


                                                                  750,000
---------------------------------------------------              ---------
Nicholas Codispoti
(shares held in Foundation)


                                                                 1,250,000
---------------------------------------------------              ---------
Jon M. Conahan


                                                                   312,500
---------------------------------------------------              ---------
Dean G. Corsones


                                                                   125,000
---------------------------------------------------              ---------
Michael Dewhurst


                                                                   120,000
---------------------------------------------------              ---------
Marc Dutton


                                                                   581,250
---------------------------------------------------              ---------
Theodore Fadool, Jr.

                                                            Number of Shares of
                                                                Common Stock
                    Signatures                                Being Registered
                    ----------                              -------------------


                                                                    40,000
---------------------------------------------------              ---------
Howard Greene


                                                                    80,000
---------------------------------------------------              ---------
Harvey M. Goldfarb


                                                                   312,500
---------------------------------------------------              ---------
Charles S. Guerrieri


                                                                    15,625
---------------------------------------------------              ---------
Brenda Herd                  Glenn Herd


                                                                    31,250
---------------------------------------------------              ---------
Glenn Herd, as President of Herd Family Partnership
(shares held by Herd Family Partnership)


                                                                    38,750
---------------------------------------------------              ---------
Ronald Herd


                                                                    55,000
---------------------------------------------------              ---------
Steven Hoffman


                                                                   312,500
---------------------------------------------------              ---------
James R. Kaufman             Barbara Kaufman


                                                                    72,000
---------------------------------------------------              ---------
Jeffrey Kay                  Lisa Kay
(shares held in JTWROS)


                                                                   200,000
---------------------------------------------------              ---------
Gerald Kotkin


                                                                    40,000
---------------------------------------------------              ---------
Paul A. Levis
(PSP)

                                                            Number of Shares of
                                                                Common Stock
                    Signatures                                Being Registered
                    ----------                              -------------------


                                                                   312,500
---------------------------------------------------              ---------
Joel Marcus


                                                                   205,000
---------------------------------------------------              ---------
Barbara A. Musco             Barrie E. Bazar
(shares held in JTWROS)


                                                                   450,000
---------------------------------------------------              ---------
Craig Myman


                                                                    12,656
---------------------------------------------------              ---------
New Millennium Capital Partners II, LLC


                                                                   450,000
---------------------------------------------------              ---------
Alfred Pantaleone


                                                                    31,250
---------------------------------------------------              ---------
Sara Pasquarello


                                                                    62,500
---------------------------------------------------              ---------
Richard Petrone              George Petrone


                                                                   312,500
---------------------------------------------------              ---------
David Prado                  Kim Prado


                                                                    40,000
---------------------------------------------------              ---------
Lee Rosenberg


                                                                   125,000
---------------------------------------------------              ---------
Todd M. Ross


                                                                    62,500
---------------------------------------------------              ---------
Marc Sandusky


                                                                    40,000
---------------------------------------------------              ---------
Adam Schaffer

                                                            Number of Shares of
                                                                Common Stock
                    Signatures                                Being Registered
                    ----------                              -------------------


                                                                   114,000
---------------------------------------------------              ---------
H. Joseph Sgroi


                                                                   625,000
---------------------------------------------------              ---------
Shefts Family LP


                                                                   625,000
---------------------------------------------------              ---------
Thomas Shields


                                                                   156,250
---------------------------------------------------              ---------
Mark Yuko


                                                                    40,000
---------------------------------------------------              ---------
Bradley Zelenitz


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